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                                     Exhibit 23.2


                            INDEPENDENT AUDITORS' CONSENT

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of The Charles Schwab Corporation on Form S-8 of our reports dated May 9, 1997, included in the Annual Report on Form 11-K of The Charles Schwab Profit Sharing and Employee Stock Ownership Plan for the year ended December 31, 1996.

                                                       /s/ Arthur Andersen LLP
                                                       -----------------------

San Francisco, California
January 20, 1998